ROCHDALE INVESTMENT TRUST

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2003

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 27, 2003

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The  Rochdale  Dividend  &  Income  Portfolio  ("Portfolio")  is one of  several investment  portfolios that comprise Rochdale  Investment Trust ("Trust").  This
Supplement concerns a reduction in expense cap, a reduction in management fee, and a change in the frequency of dividend distribution of the Portfolio.

FEES AND EXPENSES

Rochdale Investment Management LLC (the "Advisor") has agreed to limit the Annual Operating Expenses for each of the Portfolios to the level ("Expense Limit") specified in the Prospectus. Effective September 1, 2003, the Expense Limit applicable to the Dividend & Income Portfolio under this contractual arrangement is reduced to 1.35%.

Additionally, the Advisor will voluntarily reduce its management fee for the Dividend & Income Portfolio to 0.65% effective September 1, 2003. The Board of Trustees is expected to approve an amendment to the advisory contract similarly reducing the management fee in November 2003.

DIVIDENDS AND DISTRIBUTIONS

The Dividend & Income Portfolio will distribute dividends quarterly and capital gains, if any, annually.

If you have any questions, please call Rochdale at 1-800-245-9888.


                PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS AUGUST 27, 2003

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                                     (Rochdale Investment Trust's SEC Investment
                                           Company Act file number is 811-08685)